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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3



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Section 7.3 Indenture                                                         Distribution Date:                 8/15/01
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                              0.00
             Class B Principal Payment                                              0.00
             Class C Principal Payment                                              0.00
                       Total

        Amount of the distribution allocable to the principal on the
        Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                              0.00
             Class B Principal Payment                                              0.00
             Class C Principal Payment                                              0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                            2,475,000.00
               Class B Note Interest Requirement                              217,708.33
               Class C Note Interest Requirement                              303,347.68
                       Total                                                2,996,056.01

        Amount of the distribution allocable to the interest on the
        Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                 3.30000
               Class B Note Interest Requirement                                 3.48333
               Class C Note Interest Requirement                                 3.77500

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                                750,000,000
               Class B Note Principal Balance                                 62,500,000
               Class C Note Principal Balance                                 80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                     8,928,570.00

(v)     Required Owner Trust Spread Account Amount                          8,928,570.00
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                                                       By:
                                                          ----------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President